GARB CORPORATION ANNOUNCES COMPLETE CHANGE IN CONTROL, MANAGEMENT AND
ENHANCING OPERATIONS

MURRAY UT, September 12, 2013: Garb Corporation (OTC PINK: GARB) On August 21, 2013, the complete change in control and management of Garb Corporation (“Garb”) was finalized with Garb Corporation accepting the resignations of all three board members and their respective officer position(s) including subsidiaries (John Rossi, Igor Plahuta and Alan Fleming). Simultaneously to the acceptance of the three officers/directors’ resignations, Tammy Taylor accepted the Garb Corporation positions of Chief Executive Officer, President and (Sole) Director. Tammy also is the newly appointed Managing Director of Garb Corporation’s wholly owned subsidiary Resource Protection System GmBH. Garb’s new contact information is at the end of this press release.

On the 28th day of August 2013, M. Aimee Coleman accepted the position of Corporate Secretary, initially on a part time basis.

Tammy Taylor

With over 25 years combined experience in the Business, Sales, Real Estate and Human Services industries and as a business owner for over 10 years, Tammy has gained a wealth of experience in all aspects of running a successful company. Professionally, she has the ability to be strategic, detailed and thorough when presented with any type of business challenge. Tammy has a proven track record in her ability to analyze an issue and then develop and implement successful solutions. With her combined experience in a number of business industries, Tammy serves with passion and is driven to make any professional experience a success.

As an Executive Director for a transitional living organization, Tammy was instrumental in developing a program to serve the organization’s clients. The client program was designed to provide each client with the tools necessary to succeed in re-entering their communities and society as a whole.

Tammy has a B.A. in Business/Organizational Development. Other positions held include serving as a board member of the Pinellas Realtor Organization and the Florida Realtors Association. She is former Chairman of the International Council for the Pinellas Realtor Organization and has served on the Grievance, Government Relations and Political Action Committees. Tammy earned sales and service awards six consecutive years, including top new agent in the county. She has also been a spokesperson for the American Cancer Society.

M Aimee Coleman

Aimee has over 25 years accounting/office and over 17 years both office and accounting management experience. Her software savvy and attention to all back office details have provided major contributions to companies being reorganized. She has with multiple companies proved to be instrumental in the accurate and timely efforts required to move the company forward as quickly as possible.

As Assistant Corporate Secretary in a Nasdaq BB company, Aimee was responsible for the communications among the senior officers and directors of all necessary corporate paperwork and relative material information as required for a public company to function effectively and timely as required, as well as an integral member of the company’s investment relations department. She has extensive experience with managing corporate governance matters and also was the Nasdaq BB company’s Accounting Manager.

Aimee attended Florida Metropolitan University and holds an AAS in Chemistry. She is a State of Florida Notary Public.

Tammy Taylor, the newly appointed President and CEO, stated “The reorganization of Garb Corporation will be a process that the new management intends to fulfill as soon as practical. Garb now has a wide variety of professional advisors available to management as required that includes licensed investment bankers, both corporate and SEC attorneys, accounting firms and seasoned public company reorganization advisors. The seasoned public company reorganization advisors are working together as an advisory committee, indentified as ‘Garb’s Reorganization Group’. During Garb’s reorganization, they are utilizing the Garb email address info@garbreorg.com to coordinate with both the Company’s officers and directors all of Garb’s efforts to reorganize and assist in moving the Company forward as quickly as feasible.”

About the Company

Garb Corporation (Garb) was founded in 1972. The tradition for innovation, now stemming over 40 years, is a key founding principle upon which Garb will continue to thrive. The Company continues to infuse this same tradition of enthusiasm and innovation into its operations, and the Company’s founder’s trademark commitment to breaking new ground will carry on into the future. The new Garb Corporation management will continue to operate the company to take advantage of this rich company history in the fast growing industry of waste recycling and specifically related to waste-to-energy. Garb Corporation is reorganizing to utilize both next-generation machines and new technologies to vertically integrate into the waste refinement, recycling and energy industries. The revised company emphasis is in profitable new and “green” solutions for waste-to-energy, alternate energy sources, gas drilling, fuel enhancements and improving energy usage efficiency.

Garb Corporation’s strategy is to build its own plants and sell the high value products that Garb’s new processing technologies allow it to produce. Briefly, several technologies and products in general that are under review include the following.

  Specific food waste (biomass) to energy and other of its potential green technology uses.
  Alternate energy sources beyond today’s widely publicized options.
  Fuel enhancements to increase efficiency and decrease pollution.
  Recycle fuel operations that utilize the fuel enhancement products.
  New equipment technologies that improve energy usage efficiency.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995.

Certain statements in this announcement contain or may contain forward-looking statements that are subject to known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Generally, the words “believes”, “anticipates,” “may,” “will,” “should,” “expect,” “intend,” “estimate,” “continue,” and similar expressions or the negative thereof or comparable terminology are intended to identify forward-looking statements which include, but are not limited to, statements concerning the Company’s expectations regarding its working capital requirements, financing requirements, business prospects, and other statements of expectations, beliefs, future plans and strategies, anticipated events or trends, and similar expressions concerning matters that are not historical facts. These forward-looking statements were based on various factors and were derived utilizing numerous assumptions and other factors that could cause our actual results to differ materially from those in the forward-looking statements. These factors include, but are not limited to, economic, political and market conditions and fluctuations, government and industry regulation, interest rate risk, U.S. and global competition, and other factors. Most of these factors are difficult to predict accurately and are generally beyond our control. You should consider the areas of risk described in connection with any forward-looking statements that may be made herein. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this announcement. Readers should carefully review this announcement in its entirety, including but not limited to our financial statements and the notes thereto. Except for our ongoing obligations to disclose material information under the Federal securities laws, we undertake no obligation to release publicly any revisions to any forward-looking statements, to report events or to report the occurrence of unanticipated events. For any forward-looking statements contained in any document, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

OTHER PERTINENT INFORMATION

When used in this announcement, the terms “GARB”, the “Company”, “we”, “our”, and “us” refers to GARB CORPORATION, a Utah corporation.

Garb Corporation
+1-888-573-6621, Ext. 1
Tammy Taylor, President & CEO
Email: info@garbreorg.com
Website: www.garbreorg.com
Address: 5278 South Pinemont Drive, Suite A-250, Murray, Utah 84123